Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements

4. Fair Value Measurements

Fair Value of Financial Instruments

The carrying amounts of cash, restricted cash, accounts receivable, prepaid expenses, accounts payable, and customer deposits approximate fair value due to their short-term nature. As of June 30, 2021, the fair value of the Company’s loan payable and the PPP Loan was $16.1 million and $2.0 million, respectively. As of June 30, 2021, the carrying value of the Company loan payable and the PPP Loan was $14.5 million and $2.2 million, respectively. The estimated fair value for the Company’s loan payable and PPP Loan was based on discounted expected future cash flows using prevailing interest rates which are Level 3 inputs under the fair value hierarchy.

4. Fair Value Measurements

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis:

December 31, 2020
	(Level 1)	(Level 2)	(Level 3)
Liabilities
Preferred stock warrant liability	$—	$—	$—
	December 31, 2019
	(Level 1)	(Level 2)	(Level 3)
Liabilities
Preferred stock warrant liability	$—	$—	$4,391,372

The Company’s Series B preferred stock warrants were classified as liabilities, recorded at fair value and subject to re-measurement at each balance sheet date until they were converted into common stock warrants in connection with the completion of the Merger. The common stock warrants are equity classified as of the Merger date and are no longer subject to remeasurement.

The Series B preferred stock warrant liabilities are estimated using an option pricing model. The significant assumptions used in valuing the warrants include expected term, expected volatility, risk-free interest rate and expected dividend yield. As of Merger date, immediately prior to reclassifying the warrants to equity, and as of December 31, 2019 the significant weighted-average assumptions were as follows:

	October 5,	December 31,
	2020	2019
Risk-free interest rate	0.7%	1.9%
Remaining contractual life of warrant (years)	8.9	9.7
Expected volatility	57.8%	50.9%
Annual dividend yield	0%	0%
Fair value of Series B convertible preferred stock	$1.26	$1.14

The reconciliation of the Series B preferred stock warrant liability measured at fair value, until the reclassification into equity at the time of the Merger, on a recurring basis using significant unobservable inputs (Level 3) was as follows:

Balance, January 1, 2019	$328,559
Issuance of warrants in connection with Series B financing	3,991,178
Change in fair value recorded as other expense	71,635
Balance, December 31, 2019	4,391,372
Issuance of warrants in connection with Series B financing	95,478
Change in fair value recorded as other expense	743,837
Reclassification to equity	(5,230,687)
Balance, December 31, 2020	$—

Fair Value of Financial Instruments

The carrying amounts of cash, restricted cash, accounts receivable, prepaid expenses, accounts payable, customer deposits, and note payable approximate fair value due to their short-term nature. As of December 31, 2020, the fair value of the Company’s subordinated note payable and the PPP Loan was $10,600,000 and $1,900,000, respectively. As of December 31, 2020, the carrying value of the Company subordinated note payable and the PPP Loan was $10,072,163 and $2,180,300, respectively. The estimated fair value for the Company’s subordinated note payable and PPP Loan was based on discounted expected future cash flows using prevailing interest rates which are Level 3 inputs under the fair value hierarchy.